                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934.

                                November 21, 2001
                Date of Report (Date of Earliest Event Reported)

                    American Communications Enterprises, Inc.
               (Exact name of registrant as specified in charter)

                        Commission File Number: 333-72097

          Nevada                                             74-2897368
  (State of Incorporation)                            (I.R.S. Employer I.D. No)

                     355 Interstate Blvd, Sarasota, FL 34240
                    (Address of Principal Executive Offices)

                                 (941) 923-1949
              (Registrant's Telephone Number, Including Area Code)

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Item 1.  CHANGES IN CONTROL OF REGISTRANT

        As previously disclosed in the Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2001, on November 14, 2001, the Registrant
entered into an Agreement and Plan of Exchange (the "Agreement") with Dr.
Michael Dent ("Dr. Dent")and Neogenomics, Inc., a Florida corporation ("Neogenomics").
Effective November 21, 2001, in accordance with the Agreement, the Registrant acquired all of the outstanding stock of Neogenomics, in exchange for common stock of the
Registrant, and Dr. Dent acquired control of the Registrant. For a more detailed description of this transaction, see Item 2 of this Current Report on Form 8-K.

        The consideration paid by Dr. Dent for his controlling interest in the
Registrant was 100% of the issued and outstanding common stock of Neogenomics, which Dr. Dent owned prior to the transaction. After consummation of the transaction, Dr. Dent owns directly 119,250,000 shares, or 41.7%, of the
Registrant's outstanding common stock. Dr. Dent also has the right to receive an additional 119,250,000 shares based on acheivement of certain milestones by Neogenomics.
In addition, pursuant to the Agreement, Dr. Dent was appointed president of the Registrant and has the present right to appoint a majority of the directors of the Registrant.

        If Neogenomics meets all of the performance milestones provided for in the
Agreement, and if Dr. Dent earns and exercises all of the stock options provided for by his Employment Agreement with the Registrant, Dr. Dent will own
373,500,000 shares of the Registrant's common stock, potentially representing
69.2% of the then-outstanding common stock.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On November 14, 2001, the Registrant entered into the Agreement with Dr.
Dent. Effective November 21, 2001, in accordance with the Agreement, the
Registrant acquired Neogenomics in exchange for common stock of the Registrant, and Dr. Dent acquired control of the Registrant. Pursuant to the Agreement, Dr.
Dent has the present right to appoint a majority of the directors of the
Registrant.

        Neogenomics is a Florida bio-tech startup company organized for the principal purpose of developing genomics tools for women's diseases, such as ovarian cancer, and the early diagnosis of neonatal illness. Under the
Agreement, the Registrant acquired all of the outstanding common stock of
Neogenomics, and the Registrant issued 119,250,000 shares of its common stock to
Dr. Dent. The Registrant is required to issue up to 119,250,000 additional shares to Dr. Dent upon the achievement of certain milestones.

        In addition, Tampa Bay Financial, Inc., a Florida corporation affiliated with the Registrant prior to the transaction, has agreed that upon the achievement by Neogenomics of certain milestones, it will provide up to $1,500,000 in financing to the Registrant by the purchase of 45,000,000 restricted shares of the Registrant's common stock. Tampa Bay Financial is obliged to purchase specified amounts of such stock upon the achievement of the same milestones that

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result in the issuance to Dr. Dent of additional stock under the Agreement.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

                  None.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  None.

Item 5.  OTHER EVENTS
                  None.

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

                  None.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of businesses acquired.

            Financial statements required by this Item will be filed no later than 60 days after the date of this report.

        (b) Pro forma financial information.

            Pro forma financial information required by this Item will be filed no later than 60 days after the date of this report.

        (c) Exhibits:

            2.1 Agreement and Plan of Exchange dated November 14, 2001, by and among
            American Communications Enterprises, Inc., Tampa Bay Financial, Inc.,
            Neogenomics, Inc. and Michael T. Dent, M.D. (previously filed as Exhibit 2.1 to the Registrant's Quarterly Report on Form 10-Q for the period ended September
            30, 2001).

Item 8.  CHANGE IN FISCAL YEAR

                  None.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 30th day of November, 2001.

                                      American Communications
                                      Enterprises, Inc.

                                      By:/s/ Matthew A. Veal
                                         Matthew A. Veal
                                         Chief Financial Officer